[bar code] DC/1621393-1/Confirm

RATE CAP TRANSACTION CONFIRMATION

Date:	October 31, 2006
To:
WELLS FARGO BANK, N.A., not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to HSI Asset Securitization Corporation Trust 2006, HE1, Mortgage Pass-Through Certificates, Series 2006-HE1 ("Counterparty")

Address:	HSI Asset Securitization Corporation 452 Fifth Avenue
New York NY
10018 USA
Attention:	Sir or Madam
From:	Wachovia Bank, N.A. ("Wachovia")
Ref. No:	1621393

Dear Sir or Madam:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Rate Cap
Currency for Payments:	U.S. Dollars
Notional Amount:	For a Calculation Period, the amount set forth opposite that Calculation Period on Attachment I hereto
Term:
Trade Date:	October 30, 2006
Effective Date:	April 25, 2007
Termination Date:	November 25, 2013 , subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:

Fixed Amount Payer:	Counterparty
Fixed Amount:	This Fixed Amount has been netted with the Fixed Amount of the Swap Transaction with our reference number 1621361
Payment Date:	Inapplicable

Floating Amounts:

Floating Rate Payer:	Wachovia
Cap Rate:	5.90%
Period End Dates:	Monthly on the 25th of each month commencing May 25, 2007, through and including the Termination Date
Payment Dates:
Monthly on the 1st New York Banking Days preceding the Period End Dates commencing May 24, 2007, through and including November 22, 2013.  Notwithstanding the provisions of Section 4.9(a) of the 2000 ISDA Definitions, the Termination Date shall not be a Payment Date hereunder. The final Payment Date shall be November 22, 2013

Business Day Convention:	Following
Business Day:	New York
Floating Rate for initial Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding Convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	Wachovia
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219
Ref: Derivative Desk (Trade No: 1621393)
Account #: 04659360006116
Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1-704-383-8429

Documentation:
Tel: (704) 383-4599
Fax: (704) 383-9139

Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions.
Wachovia will make no payments until
written payment instructions are received.
Phone: 1-800-249-3865 Fax: 1-704-383-8429

Documentation

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of November 03, 2006, as amended and supplemented from time to time (the "ISDA Master Agreement"). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Very truly yours,
Wachovia Bank, N.A.

By: /s/ Kim V. Farr
Name: Kim V. Farr
Title: Director
SP__ Ref. No. 1621393
Accepted and Confirmed as of date first written above:
WELLS FARGO BANK, N.A., not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to HSI Asset Securitization Corporation Trust 2006, HE1, Mortgage Pass-Through Certificates, Series 2006-HE1

By: /s/ Amy Doyle
Name: Amy Doyle
Title: Vice President

ATTACHMENT I Amortization Schedule for 1621393

Calculation Period (from and including, to but excluding)			USD Notional Amount	USD Notional Reduction (at end of period)
25 Apr 07	to	25 May 07	54,655,879.00	(13,361,198.00)
25 May 07	to	25 Jun 07	68,017,077.00	(14,371,842.00)
25 Jun 07	to	25 Jul 07	82,388,919.00	(15,251,920.00)
25 Jul 07	to	27 Aug 07	97,640,839.00	(15,107,955.00)
27 Aug 07	to	25 Sep 07	112,748,794.00	(13,846,598.00)
25 Sep 07	to	25 Oct 07	126,595,392.00	(12,612,754.00)
25 Oct 07	to	26 Nov 07	139,208,146.00	(11,455,853.00)
26 Nov 07	to	26 Dec 07	150,663,999.00	(10,371,977.00)
26 Dec 07	to	25 Jan 08	161,035,976.00	(9,343,926.00)
25 Jan 08	to	25 Feb 08	170,379,902.00	(8,385,018.00)
25 Feb 08	to	25 Mar 08	178,764,920.00	(7,503,405.00)

25 Mar 08	to	25 Apr 08	186,268,325.00	(6,686,400.00)
25 Apr 08	to	27 May 08	192,954,725.00	(5,921,964.00)
27 May 08	to	25 Jun 08	198,876,689.00	(9,334,843.00)
25 Jun 08	to	25 Jul 08	208,211,532.00	(12,150,051.00)
25 Jul 08	to	25 Aug 08	220,361,583.00	(9,353,279.00)
25 Aug 08	to	25 Sep 08	229,714,862.00	(6,938,888.00)
25 Sep 08	to	27 Oct 08	236,653,750.00	(4,844,674.00)
27 Oct 08	to	25 Nov 08	241,498,424.00	(1,970,037.00)
25 Nov 08	to	26 Dec 08	243,468,461.00	294,567.00
26 Dec 08	to	26 Jan 09	243,173,894.00	705,582.00
26 Jan 09	to	25 Feb 09	242,468,312.00	958,829.00
25 Feb 09	to	25 Mar 09	241,509,483.00	815,159.00
25 Mar 09	to	27 Apr 09	240,694,324.00	1,328,602.00
27 Apr 09	to	26 May 09	239,365,722.00	1,778,692.00
26 May 09	to	25 Jun 09	237,587,030.00	2,171,894.00
25 Jun 09	to	27 Jul 09	235,415,136.00	2,514,003.00
27 Jul 09	to	25 Aug 09	232,901,133.00	2,808,882.00
25 Aug 09	to	25 Sep 09	230,092,251.00	3,060,973.00
25 Sep 09	to	26 Oct 09	227,031,278.00	3,254,991.00
26 Oct 09	to	25 Nov 09	223,776,287.00	3,382,701.00
25 Nov 09	to	28 Dec 09	220,393,586.00	3,492,690.00
28 Dec 09	to	25 Jan 10	216,900,896.00	3,586,329.00
25 Jan 10	to	25 Feb 10	213,314,567.00	3,664,716.00
25 Feb 10	to	25 Mar 10	209,649,851.00	3,729,337.00
25 Mar 10	to	26 Apr 10	205,920,514.00	3,781,307.00
26 Apr 10	to	25 May 10	202,139,207.00	3,821,565.00
25 May 10	to	25 Jun 10	198,317,642.00	3,851,085.00
25 Jun 10	to	26 Jul 10	194,466,557.00	3,870,766.00
26 Jul 10	to	25 Aug 10	190,595,791.00	3,881,405.00
25 Aug 10	to	27 Sep 10	186,714,386.00	3,883,855.00
27 Sep 10	to	25 Oct 10	182,830,531.00	3,878,844.00
25 Oct 10	to	26 Nov 10	178,951,687.00	3,867,026.00
26 Nov 10	to	27 Dec 10	175,084,661.00	3,849,030.00
27 Dec 10	to	25 Jan 11	171,235,631.00	3,825,439.00
25 Jan 11	to	25 Feb 11	167,410,192.00	3,796,800.00

Calculation Period (from and including, to but excluding)			USD Notional Amount	USD Notional Reduction (at end of period)
25 Feb 11	to	25 Mar 11	163,613,392.00	3,763,613.00
25 Mar 11	to	25 Apr 11	159,849,779.00	3,726,350.00
25 Apr 11	to	25 May 11	156,123,429.00	3,685,444.00
25 May 11	to	27 Jun 11	152,437,985.00	3,641,293.00
27 Jun 11	to	25 Jul 11	148,796,692.00	3,594,275.00
25 Jul 11	to	25 Aug 11	145,202,417.00	3,555,354.00
25 Aug 11	to	26 Sep 11	141,647,063.00	3,503,667.00
26 Sep 11	to	25 Oct 11	138,143,396.00	3,449,561.00
25 Oct 11	to	25 Nov 11	134,693,835.00	3,393,820.00
25 Nov 11	to	27 Dec 11	131,300,015.00	3,336,692.00
27 Dec 11	to	25 Jan 12	127,963,323.00	3,278,412.00

25 Jan 12	to	27 Feb 12	124,684,911.00	3,219,176.00
27 Feb 12	to	26 Mar 12	121,465,735.00	3,159,165.00
26 Mar 12	to	25 Apr 12	118,306,570.00	3,098,631.00
25 Apr 12	to	25 May 12	115,207,939.00	3,037,694.00
25 May 12	to	25 Jun 12	112,170,245.00	2,976,505.00
25 Jun 12	to	25 Jul 12	109,193,740.00	2,915,199.00
25 Jul 12	to	27 Aug 12	106,278,541.00	2,853,902.00
27 Aug 12	to	25 Sep 12	103,424,639.00	2,792,729.00
25 Sep 12	to	25 Oct 12	100,631,910.00	2,731,786.00
25 Oct 12	to	26 Nov 12	97,900,124.00	2,671,167.00
26 Nov 12	to	26 Dec 12	95,228,957.00	2,610,953.00
26 Dec 12	to	25 Jan 13	92,618,004.00	2,551,224.00
25 Jan 13	to	25 Feb 13	90,066,780.00	2,492,047.00
25 Feb 13	to	25 Mar 13	87,574,733.00	2,433,485.00
25 Mar 13	to	25 Apr 13	85,141,248.00	2,375,591.00
25 Apr 13	to	28 May 13	82,765,657.00	2,318,417.00
28 May 13	to	25 Jun 13	80,447,240.00	2,262,003.00
25 Jun 13	to	25 Jul 13	78,185,237.00	2,206,389.00
25 Jul 13	to	26 Aug 13	75,978,848.00	2,151,607.00
26 Aug 13	to	25 Sep 13	73,827,241.00	2,097,685.00
25 Sep 13	to	25 Oct 13	71,729,556.00	2,044,650.00
25 Oct 13	to	25 Nov 13	69,684,906.00	69,684,906.00